                            JOINT FILING INFORMATION

Reporting Person:                     SOROS FUND MANAGEMENT LLC
Address:                              250 WEST 55th STREET
                                      NEW YORK, NY 10019

Designated Filer:                     SOROS  FUND  MANAGEMENT  LLC
Issuer:                               OWL ROCK CAPITAL CORPORATION
Date of Event Requiring Statement:    May 2, 2016

Signature:                            /s/ Jay Schoenfarber, as Deputy General
                                      ---------------------------------------
                                      Counsel
                                      -------
                                      Jay Schoenfarber, as Deputy General
                                      Counsel

Reporting Person:                     GEORGE SOROS
Address:                              250 WEST 55th STREET
                                      38TH FLOOR
                                      NEW YORK, NY 10019

Designated Filer:                     SOROS  FUND  MANAGEMENT  LLC
Issuer:                               OWL ROCK CAPITAL CORPORATION
Date of Event Requiring Statement:    May 2, 2016

Signature:                            s/ Jay Schoenfarber, as Attorney-in-Fact
                                      ------------------------------------------
                                      Jay Schoenfarber, as Attorney-in-Fact

Reporting Person:                     ROBERT SOROS
Address:                              250 WEST 55th STREET
                                      38TH FLOOR
                                      NEW YORK, NY 10019

Designated Filer:                     SOROS FUND MANAGEMENT LLC
Issuer:                               OWL ROCK CAPITAL CORPORATION
Date of Event Requiring Statement:    May 2, 2016

Signature:                            /s/ Jay Schoenfarber, as Attorney-in-Fact
                                      ------------------------------------------
                                      Jay Schoenfarber, as Attorney-in-Fact